Exhibit 99.1

Advent International-Backed ATI Physical Therapy Set to Go Public

Through Business Combination with Fortress Value Acquisition Corp. II

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ATI Physical Therapy is a premier outpatient physical therapy company, leveraging an outcomes database of 2.5+ million unique patient cases and an industry-leading, scalable platform to drive high-quality musculoskeletal outcomes and outstanding customer satisfaction

•	Transaction values ATI at an enterprise value of $2.5 billion and is expected to provide up to $645 million in cash proceeds, including $300 million of fully committed PIPE

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Investment funds affiliated with Fortress Investment Group LLC are investing $75 million into the PIPE and are joined by institutional investors including Wells Capital Management, Weiss Asset Management and Monashee Investment Management

•	Proceeds will be primarily used to repay existing debt and preferred equity, delivering financial flexibility to fuel ATI’s significant organic and acquisition growth opportunities

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Advent International and Management are rolling 100 percent of existing equity; Advent will remain the Company’s largest stockholder and be closely aligned with Fortress and public stockholders at transaction close

•	Existing preferred holders for ATI, including GCM Grosvenor, are also rolling a significant portion of their existing stake

Bolingbrook, IL and New York, NY – February 22, 2021 – Fortress Value Acquisition Corp. II (“FVAC II”) (NYSE: FAII), a special purpose acquisition company, and ATI Physical Therapy (“ATI” or the “Company”), a portfolio company of Advent International (“Advent”) and the largest single-branded outpatient physical therapy provider in the United States, announced today that they have entered into a definitive merger agreement. Upon closing of the transaction, the combined company will operate as “ATI Physical Therapy, Inc.” and remain NYSE-listed under a new ticker symbol. The transaction is expected to close in the second quarter of this year, subject to approval by FVAC II’s stockholders and other customary closing conditions.

ATI owns and operates nearly 900 physical therapy clinics across 25 states. The Company operates its business based on data and analytics, augmented by a relentless focus on delivering superior patient outcomes that exceed industry benchmarks and service excellence to its patient, provider and payor customers.

The existing management team, led by CEO Labeed Diab, CFO Joe Jordan and COO Ray Wahl, will continue to lead the business, and Advent will remain ATI’s largest stockholder.

A Record of Growth in an Evolving Industry

ATI operates in the growing outpatient physical therapy segment of the musculoskeletal (“MSK”) treatment industry, which represents an estimated $22 billion market, within a broader MSK treatment industry representing $300-$400 billion in total spend.1 Multiple secular tailwinds are driving increased demand for outpatient physical therapy services, including: favorable demographic trends, specifically the rise in individuals over the age of 65; greater desire for active lifestyles throughout life; and continued shift towards outpatient care. In addition, there is an increasing shift away from invasive and cost inefficient treatment modalities such as surgeries and opioids to physical therapy as an effective first line of treatment for many MSK conditions.

The combination of a fast-growing market and transition to value-based healthcare has allowed ATI to execute a strategy of organic growth, accretive acquisitions and market-leading profitability in a highly fragmented industry. Since 2016, ATI has opened approximately 300 new clinics and acquired and integrated approximately 125 clinics. And with its EMR database of 2.5+ million patient cases, the Company believes it is uniquely equipped to not only deliver consistent, high-quality patient outcomes but also intelligently design and capitalize on value-based healthcare risk sharing arrangements.

“I am extremely proud of our team and the leadership role ATI plays across the nation in consistently delivering exceptional musculoskeletal outcomes, driving efficiencies and cost savings that benefit the healthcare ecosystem and delivering great results for our patients, providers and payors,” said Labeed Diab, CEO of ATI. “We expect to remain an active participant in the evolution of the industry and look forward to this next, exciting phase of our growth.”

Drew McKnight, CEO of FVAC II, commented, “We have followed ATI for a long time, having been an investor in the credit for over ten years. Since Advent bought the business in 2016, we’ve watched and admired the company’s growth, in particular their approximately 300 new clinics through their de novo growth effort. With this strong leadership team and strong balance sheet, we believe ATI is well positioned to continue this de novo growth as well as be a primary and preferred acquirer in what is still a fragmented industry.”

John Maldonado, a Managing Partner at Advent, said, “We are proud of what we have achieved in our partnership with ATI. Together, we strengthened ATI’s industry leadership through a focus on outcomes and value-based care initiatives that have further differentiated the Company’s physical therapy offering. Our tech and operational investments have enabled ATI to grow its clinic footprint by 50 percent while consistently putting patient care first and further enhancing its clinician-centric culture. We look forward to working more closely with Fortress in supporting ATI’s continued growth.”

Key Transaction Terms

The combined company represents an enterprise value of approximately $2.5 billion at closing, or 14.0x 2022E Adjusted EBITDA.

In connection with this transaction:

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Cash proceeds raised will consist of FVAC II’s cash in trust of $345 million and a fully committed common stock PIPE of $300 million at $10.00 per share from institutional investors including Fortress Investment Group LLC, Wells Capital Management, Weiss Asset Management and Monashee Investment Management.

[1]	According to a third-party market study as of December 11, 2020.

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FVAC II has amended the terms of its founder equity to align with long-term value creation and performance of the Company. FVAC II’s sponsor will defer 100 percent of its founder shares in accordance with the following vesting schedule: 33 percent at $12.00 per share, 33 percent at $14.00 per share, and 33 percent at $16.00 per share. FVAC II’s sponsor will also cancel 50 percent of private warrants.

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Advent and other existing common equity holders of ATI, including management, will remain 100 percent invested following the closing, rolling approximately $1.3 billion of investment holdings into equity of the combined company.

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ATI’s preferred equity holders, including GCM Grosvenor, who has been a decade-long investor in ATI, will continue to be significant investors and are converting approximately $130 million of existing stake into equity of the combined company.

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Cash proceeds will be used to pay down ATI’s existing debt and remaining preferred equity, significantly reducing leverage. Pro forma net debt to Adjusted EBITDA ratio is expected to be reduced from 5.2x to 2.1x based on 2022E Adjusted EBITDA.

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ATI common equity holders, ATI preferred equity holders, FVAC II stockholders and PIPE investors (including investment funds affiliated with Fortress Investment Group LLC ) are expected to own approximately 63 percent, 6 percent, 17 percent and 14 percent, respectively, of the outstanding common shares of the combined company immediately following the merger.[2]

The Boards of Directors of both FVAC II and ATI have unanimously approved the proposed business combination, and, following such approval, ATI stockholders adopted the merger agreement. No further approval by ATI stockholders is required to consummate the proposed business combination. The transaction is expected to be completed in the second quarter of 2021, subject to, among other customary closing conditions, approval by FVAC II stockholders and FVAC II having minimum cash of $472.5 million.

Additional information about the proposed business combination, including a copy of the merger agreement and investor presentation, will be included in a current report on Form 8-K to be filed by FVAC II with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

Deutsche Bank Securities and BofA Securities are serving as joint financial advisors to FVAC II. Barclays, Citi, Deutsche Bank Securities, and BofA Securities are serving as placement agents to FVAC II. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to FVAC II.

Barclays and Citi are acting as joint financial advisors and capital markets advisors to ATI. Weil, Gotshal & Manges LLP is serving as legal counsel to ATI.

[2]

Assumes no redemption by public stockholders in connection with the transaction and excludes the impact of Fortress warrants (9.9 million warrants with a strike price of $11.50 per warrant). Assumes new shares are issued at a price of $10.00 per share.

Investor Management Presentation

FVAC II and ATI management will host a conference call on February 22, 2021 at 8:00 a.m., EST, to review an investor presentation. The conference call can be accessed in the “Investors” section of the ATI website at https://www.atipt.com/investors and the FVAC II website at https://www.fortressvalueac2.com/. A recording of the webcast will be available online following the conference call at the same links.

The presentation and a transcript of the call will also be filed by FVAC II with the SEC under the cover of a Current Report on Form 8-K, which can be viewed through the SEC’s EDGAR website at www.sec.gov. A link to Fortress Value Acquisition Corp.’s SEC filings can be found at https://www.fortressvalueac2.com/sec-filings.

About ATI Physical Therapy

At ATI Physical Therapy, we are passionate about potential. Every day, we restore it in our patients and activate it in our team members in close to 900 locations across the U.S. With proven results from more than 2.5 million unique patient cases tracked in its EMR database, ATI is leading the industry by setting best practice standards that deliver predictable outcomes for our patients with MSK issues. ATI’s offerings span the healthcare spectrum for MSK-related issues. From preventative services in the workplace and athletic training support to home health, outpatient clinical services and online physical therapy via its CONNECT™ platform, a complete list of our service offerings can be found at ATIpt.com.

About Fortress Value Acquisition Corp. II

FVAC II is a $345 million Special Purpose Acquisition Company sponsored by Fortress Credit and traded on the New York Stock Exchange under the ticker FAII. Fortress Credit is a business of Fortress Investment Group LLC (“Fortress”).

Fortress is a leading, highly diversified global investment manager. Founded in 1998, Fortress manages $49.9 billion of assets under management as of September 30, 2020, on behalf of approximately 1,800 institutional clients and private investors worldwide across a range of credit and real estate, private equity and permanent capital investment strategies.

About Advent International

Founded in 1984, Advent International is one of the largest and most experienced global private equity investors. The firm has invested in over 350 private equity transactions in 41 countries, and as of September 30, 2020, had $66.2 billion in assets under management. With 15 offices in 12 countries, Advent has established a globally integrated team of over 200 investment professionals across North America, Europe, Latin America and Asia. The firm focuses on investments in five core sectors, including business and financial services; health care; industrial; retail, consumer and leisure; and technology. After 35 years dedicated to international investing, Advent remains committed to partnering with management teams to deliver sustained revenue and earnings growth for its portfolio companies.

For more information, visit

Website: www.adventinternational.com

LinkedIn: www.linkedin.com/company/advent-international

About GCM Grosvenor

GCM Grosvenor (Nasdaq: GCMG) is a global alternative asset management solutions provider across private equity, infrastructure, real estate, credit, and absolute return investment strategies. The firm is in its 50th year of operation and is dedicated to delivering value for clients in the growing alternative investment asset classes. GCM Grosvenor’s experienced team of approximately 500 professionals serves a global client base of institutional and high net worth investors. The firm is headquartered in Chicago, with offices in New York, Los Angeles, London, Tokyo, Hong Kong, and Seoul.

Additional Information and Where to Find It

This press release is being made in respect of the proposed business combination involving FVAC II and ATI. In connection with the proposed business combination, FVAC II intends to file with the SEC a preliminary proxy statement relating to the proposed business combination, which will be mailed (if and when available) to its stockholders once definitive. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. FVAC II’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, the definitive proxy statement and any other documents filed in connection with FVAC II’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these materials will contain important information about the Company, FVAC II and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of FVAC II as of a record date to be established for voting on the proposed business combination. Stockholders of FVAC II will also be able to obtain copies of the proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by FVAC II may be obtained free of charge from FVAC II at https://www.fortressvalueac2.com/sec-filings or upon written request to FVAC II at 1345 Avenue of the Americas, New York, New York 10105, Attn: Investor Relations, or by calling (212) 798-6100.

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended (“Securities Act”), or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

FVAC II, ATI and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from FVAC II’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FVAC II’s stockholders in connection with the proposed business combination will be set forth in FVAC II’s proxy statement when it is filed with the SEC. You can find more information about FVAC II’s directors and executive officers in FVAC II’s final prospectus dated August 11, 2020 and filed with the SEC on August

13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in FVAC II’s preliminary and definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

All statements other than statements of historical facts contained in this press release are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including pro forma net debt to Adjusted EBITDA ratio), projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by FVAC II’s public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of ATI’s and FVAC II’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of ATI and FVAC II. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of FVAC II is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed business combination disrupts current plans and operations of FVAC II or ATI as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed business combination; (viii) risks relating to the uncertainty of the projected financial information with respect to ATI and costs related to the proposed business combination; (ix) risks related to the rollout of ATI’s business strategy and the timing of expected business milestones; (x) the effects of competition on ATI’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against FVAC II, ATI or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by FVAC II’s public stockholders; (xiv) the ability of FVAC II or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in FVAC II’s final prospectus dated August 11, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of FVAC II filed, or to be filed, with the SEC. If any of these risks materialize or FVAC II’s or ATI’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FVAC II nor ATI presently know or that FVAC II and ATI currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FVAC II’s and ATI’s expectations, plans or forecasts of future events and views as of the date of this press release. FVAC II and ATI anticipate that subsequent events and developments will cause FVAC II’s and ATI’s assessments to change. However, while FVAC II and ATI may elect to update these forward-looking statements at some point in the future, FVAC II and ATI specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing FVAC II’s and ATI’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures

Certain financial information and data contained in this press release is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by FVAC II with the SEC. Some of the financial information and data contained in this press release, such as Adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). FVAC II and ATI believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to ATI’s financial condition and results of operations. ATI’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. FVAC II and ATI believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing ATI’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. However, ATI’s method of determining these measures may be different from other companies’ methods and, therefore, may not be directly comparable to those used by other similar companies. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in ATI’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results and reconciliations to the most directly comparable GAAP measure are included at the end of this press release.

Contacts:

ATI Physical Therapy

Investor Relations

Bob East / Jordan Kohnstam

Westwicke/ICR

ATIIR@westwicke.com

Media Relations

Sean Leous

Westwicke/ICR

646-866-4012

Sean.Leous@westwicke.com

Fortress Value Acquisition Corp. II

Gordon E. Runté

Managing Director

Fortress Investment Group LLC

212-798-6082

grunte@fortress.com